Exhibit 10.93

Bank of America, N.A.
(formerly NationsBank, N.A., formerly NationsBank of Texas, N.A.)
515 Congress Avenue
11th Floor
Austin, TX  78702

Re:   Request for Amendment to and Waiver of Certain Provisions of the Revolving
Credit Loan Agreement.

American Physicians Service Group, Inc., a Texas corporation ("Company"), and Bank of America, N.A. (formerly NationsBank, N.A., formerly NationsBank of Texas, N.A.) ("Lender"), have entered into that certain Revolving Credit Loan Agreement (as renewed, extended, restated, and amended from time to time, the "Loan Agreement") dated as of February 10, 1998. Under the terms of certain Guaranties (for each Guarantor defined below, the "Guaranty"), certain of the "Subsidiaries" (as defined in the Loan Agreement) of Company (collectively, the "Guarantors") have guaranteed payment of the "Liabilities" and "Obligations" (each defined in the Guaranty). Unless otherwise specified (i) capitalized terms used herein shall have the same meanings as set forth in the Loan Agreement and
(ii) references to "Sections" are to sections of the Loan Agreement. Company hereby requests an amendment of certain terms and provisions of the Loan Agreement, subject to the terms and conditions contained herein.

Section 1. COMPANY REQUEST. Company has advised Lender that pursuant to the terms of the Settlement Agreement and Mutual Release between Company, the George Weissfisch A-1 Living Trust, Dr. George Weissfisch, and APS Financial Corporation dated November 1, 1994, Company plans to purchase stock from the George Weissfisch A-1 Living Trust, including, among other securities, no more than 200,000 shares of stock issued by the Company.

Section 2.        AMENDMENT TO LOAN AGREEMENT.

         The second sentence of Section 6.07 is hereby amended in its entirety to read as follows:

                   "Borrower  agrees that it shall not repurchase stock having a fair market value in excess of $1,000,000 other than (i) up to 1,199,400 shares purchased from 3rd Avenue Value Fund and related companies in exchange for 599,700 Prime shares, and
                  (ii) pursuant to the terms of the Settlement Agreement and Mutual Release between Borrower, APS Financial Corporation, the George Weissfisch A-1 Living Trust ("Trust"), and Dr. George Weissfisch, dated November 1, 1994, Borrower may purchase securities, which shall include, among other securities, no more than 200,000 shares of stock issued by the Borrower (collectively, all of the securities are the "Weissfisch Securities") from the Trust for a purchase price not exceeding $2,700,000 for all of the Weissfisch Securities; and

Section 3. REPRESENTATIONS. The Company and each Guarantor hereby represent and warrant to Lender that:

                  (i) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date;



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April 26, 2000
Page 4


                  (ii) neither the Company nor any of the Guarantors is in default in the due performance of any covenant or agreement contained in the Loan Agreement or any other Loan
                  Document; and

                  (iii)    no Default has occurred and is continuing.

Section 4. Confirmations. Each of the Company and the Guarantors ratifies and confirms that the Loan Agreement, the Guaranties, the Pledge Agreements, and the other Loan Documents are and remain in full force and effect in accordance with their respective terms, as amended hereby. In addition, each of the Guarantors acknowledges, agrees, accepts and consents to the terms and provisions hereof and each other Loan Document as amended hereby, and each agrees that of the definitions "Liabilities", "Obligation", and "Obligations" set forth in the Loan Documents shall include the Loan Agreement and Note as amended hereby. Except as expressly provided herein, this letter does not constitute a waiver or modification of any of the terms or provisions set forth in the Loan Agreement or any other Loan Document and shall not impair any right that the Lender may now or hereafter have under or in connection with the Loan Agreement or any other Loan Document. Borrower also agrees to cause APS Realty, Inc, a Delaware corporation, (successor by merger to APS Realty, Inc., a Texas corporation), to execute an amended and restated guaranty of the Obligation.

Section 5. No Impairment. The waivers and amendments hereby granted by the Lender:

                  (i) does not impair the Lender's  rights to insist upon strict compliance with the Loan Agreement or the other Loan Documents,
                  and

                  (ii) does not extend to any other Loan Document. The Loan Documents, as amended hereby continue to bind and inure the Lender, Company, the Guarantors, and their respective successors and permitted assigns.

Section 6. Counterparts. This agreement, when countersigned by Company, Guarantors, and Lender shall be a "Loan Document" as defined and referred to in the Loan Agreement and the other Loan Documents and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Section 7. Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]



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                                 Signature Page
                                Page One of Three
If the foregoing is agreeable to you, please signify your acceptance of the terms and conditions set forth herein by placing your signature in the space provided below.

                      Very truly yours,

                      AMERICAN PHYSICIANS SERVICE GROUP, INC.
                      as Borrower


                      By:  /s/ Ken Shifrin
                          ---------------------------
                      Name:
                            Ken Shifrin
                          ---------------------------
                      Title:
                            President
                          ---------------------------

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                                 Signature Page
                                Page Two of Three
                                   GUARANTORS:

                           SYNTERA TECHNOLOGIES, INC.
                                APS REALTY, INC.
                                   APSC, INC.
                              APS CONSULTING, INC.
                               each as a Guarantor



                By:
                       /s/ W. H. Hayes
                       --------------------
                Name:
                        W. H. Hayes
                       --------------------
                Title:
                        Secretary
                       --------------------



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                                 Signature Page
                               Page Three of Three
AGREED AND ACCEPTED as of the date first stated above.



                  BANK OF AMERICA,  N.A. (formerly  NationsBank,  N.A., formerly
                          NationsBank of Texas, N.A.)



                  By:
                       /s/ Daniel H. Penkar
                       ---------------------
                  Daniel H. Penkar
                       ---------------------
                  Senior Vice President
                       ---------------------